Exhibit 10.2

                                                                  EXECUTION COPY

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

                              SALES AGENT AGREEMENT

     THIS SALES AGENT AGREEMENT ("Agreement") is effective as of September 25, 2002 ("Effective Date") between EarthLink, Inc., a Delaware corporation ("EarthLink"), and GoAmerica, Inc., a Delaware corporation ("Parent"), and GoAmerica Communications Corporation, a Delaware corporation and wholly-owned subsidiary of Parent ("Sub", and together with Parent, "GoAmerica"). EarthLink and GoAmerica are individually and collectively referred to herein as "Party" or "Parties."

RECITALS

     In connection with this Agreement and as elements of an overall strategic relationship, the parties will simultaneously enter into (i) an Acquisition Agreement, pursuant to which EarthLink will purchase certain assets of GoAmerica
(ii) a Technology Development Agreement, pursuant to which the parties will develop certain technologies for use in the wireless data services business,
(iii) a License Agreement, pursuant to which the GoAmerica will license to EarthLink certain software and other technologies required by EarthLink to service the Transferred Assets, and (iv) an Escrow Agreement, which defines EarthLink's rights to access the source code for certain of the licensed software. This Agreement, together with the Acquisition Agreement, the Technology Development Agreement, the License Agreement, and the Escrow Agreement are referred to collectively as the "Related Agreements." The Parties agree that the Related Agreements collectively represent an integrated transaction and that none of the Related Agreements would have been executed but for the execution of the others. Thus, the Parties agree that the consideration provided for each of the Related Agreements is consideration provided in exchange for the Parties' duties and obligations under all of the Related Agreements and that such consideration is full and fair consideration for each of the Parties' duties and obligations under all of the Related Agreements.

     NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and in the Related Agreements and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS.

     "Bounty" means the amount that EarthLink will pay GoAmerica for each Qualified Subscriber provided by GoAmerica as specifically set forth in Exhibit A.

     "Browser Only Subscribers" means any Go.Web browser only users for whom EarthLink is providing wireless access, billing, customer support and certain technical support, specifically excluding any Rogers AT&T Go.Web browser only users which will not be transferred to or supported by EarthLink under this Agreement.

     "Confidential Information" means any and all information related to the services and/or business of a Party that is treated as confidential or secret by the Party (that is, it is the subject of efforts by the disclosing Party that are reasonable under the circumstances to maintain its secrecy) including, but not limited to, the terms and conditions of this Agreement. Confidential Information will not include information (a) already lawfully known to or independently developed without reference to any Confidential Information by the receiving Party as evidenced by its written records, (b) disclosed in published materials, (c) generally known to the public, or (d) lawfully obtained from any third party without any obligation of confidentiality. Confidential Information for the purposes of this agreement also includes Trade Secrets (as defined below) and information which has been disclosed to the disclosing Party by a third party and which the disclosing Party is obligated to treat as confidential or secret.

     "EarthLink Service" means EarthLink's mobile wireless Internet access service.

     "EarthLink Site" means, collectively, EarthLink's proprietary Web site accessible through the EarthLink Service located at www.earthlink.net and any other proprietary pages owned or controlled by EarthLink available through www.earthlink.net.

     "EarthLink Standard Access Fee" means the standard retail rates for EarthLink's mobile wireless Internet access service.

     "EarthLink Subscriber" means any authorized user of the EarthLink Service who as a result of this Agreement has contracted with EarthLink for the use of the EarthLink Service.

     "GoAmerica Services" means those products and services that EarthLink will be selling as an agent for GoAmerica as set forth on Exhibit B.

     "Marks" means all domain names, trademarks, trade names, service marks, logos and slogans associated with a Party's products or services.

     "Promotional Material" means advertising and other promotional communications, in any media which describes the EarthLink Service.

     "Promotional Period" means any period of time when new EarthLink Subscribers are offered EarthLink Services for less than EarthLink's Standard Access Fee.

     "Qualified Subscriber" means an EarthLink Subscriber who pays EarthLink the full and recurring EarthLink Standard Access Fee for at least two (2) consecutive months following any Promotional Period.

     "Setup Software" means EarthLink's copyrighted and branded suite of software that enables end-users to establish an account and access and use EarthLink Service.


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

     "Subscriber Information" means information about EarthLink's Subscribers, such as the names, addresses, usernames, passwords, e-mail addresses of and financial information related to any EarthLink Subscribers, including but not limited to, mailing lists. Subscriber Information constitutes Confidential Information and will be used only for the promotional purposes set forth in this Agreement such as the mailing of Promotional Material.

     "Territory" means the United States, Canada, and as mutually agreed, in writing, by the Parties to this Agreement, other geographic areas.

     "Trade Secrets" means all non-public information whether tangible or intangible related to the services or business of the disclosing Party that: (a) derives economic value, actual or potential, from not being generally known to or readily ascertainable by other persons who can obtain economic value from its disclosure or use; and (b) is the subject of efforts by the disclosing Party that are reasonable under the circumstances to maintain its secrecy, including, without limitation, (i) marking any information reduced to tangible form clearly and conspicuously with a legend identifying its confidential or trade secret nature; (ii) identifying any oral communication as confidential or secret immediately before, during, or after such oral communication; or (iii) otherwise treating such information as confidential or secret. Assuming the criteria in clauses (a) and (b) above are met, Trade Secrets further includes, without limitation, technical and non-technical data, formulas, patterns, designs, compilations, computer programs and software, devices, inventions, methods, techniques, drawings, processes, financial data, financial plans, product plans, lists of actual or potential customers and suppliers which are not commonly known by or available to the public, research, development, and existing and future products.

2. DUTIES AND OBLIGATIONS OF THE PARTIES.

     2.1 Duties and Obligations of GoAmerica. GoAmerica will have the following duties and obligations:

          a. Market EarthLink Service. GoAmerica will make reasonable best efforts to market and promote certain EarthLink Services, as determined by EarthLink and set forth on Exhibit B, via its direct and indirect channels of distribution, including but not limited to, promotional opportunities such as trade shows, web site, print campaigns, public relations or other such activities as may be agreed upon by the parties.

          b. Reports. GoAmerica shall (i) provide EarthLink with written detailed report(s) setting forth the number of new GoAmerica customers for the preceding calendar month and (ii) sales forecasts for the next [**] ([**]) months on a rolling basis within forty-five (45) days following the end of such calendar month.

          c. Taxes. GoAmerica is solely responsible for all taxes on bounties and other fees paid by EarthLink to GoAmerica under this Agreement, including all state and local use, sales, property (ad valorem) and similar taxes.

          d. Payment. GoAmerica shall pay the one time fees set forth in Exhibit F to EarthLink for any hardware provided to GoAmerica by EarthLink.

          e. Payment Date. GoAmerica will pay any amounts owed to EarthLink hereunder, for an applicable calendar month within forty five (45) days following the end of such calendar month.

          f. Additional Terms.

               (i) GoAmerica agrees to pay all costs for any hardware and services for any non-standard SKU's when samples are offered to customers. In addition, GoAmerica acknowledges and agrees that certain fulfillment/shipping charges, as set forth on Exhibit E, will be applied to sample accounts, as well as, to customer shipments.

               (ii) EarthLink shall procure inventory on GoAmerica's behalf for any inventory hardware outside of existing EarthLink SKUs requested by GoAmerica. GoAmerica agrees that it carries inventory write-down risk associated with specific SKUs. In the event SKUs can be reasonably integrated (i.e. Go.Web installed on a standard EarthLink email device), EarthLink will adjust/modify the inventory to limit write-down exposure or out-of-stock scenarios.

               (iii) GoAmerica agrees to offer and include EarthLink's email, content and location based products and services, except to the extent EarthLink does not support a particular platform or network, as part of any platform, product bundle or other suite of services that GoAmerica offers or provides to carriers; provided however, the rejection of any EarthLink services or products as part of a bundled solution by a carrier will not be considered a breach by GoAmerica under this Agreement. Additionally, GoAmerica agrees that, subject to the immediately following subsection (iv) below, the EarthLink Services shall be the only services for which GoAmerica acts as an agent for each the following networks offered by EarthLink:

                    (a)  [**];

                    (b)  [**];

                    (c)  [**];

                    (d)  [**] (except where [**] service is not offered); and

                    (e)  [**] (when available).

               (iv) EarthLink and GoAmerica agree that, as to each network/platform, the EarthLink Services will be the exclusive services offered and sold by GoAmerica provided the bounty paid (such bounty amount determined based on bounties proposed or offered by the carrier to GoAmerica in writing) by EarthLink is within [**] percent ([**]%) of the bounties paid by competitive carriers (whether a carrier is competitive shall be determined by EarthLink in its reasonable discretion) for substantially the same services (based on technical megabyte capabilities). EarthLink will have a right of first refusal to have GoAmerica act as its agent, on an exclusive basis (i.e., EarthLink Services will be the only services for which GoAmerica acts as a sales agent), for any new products and services not currently offered by EarthLink and for any products and services for which the bounty offered by EarthLink is outside of the foregoing [**] percent ([**]%) threshold. In the event EarthLink intends to cease offering or supporting


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

any network/platform for which GoAmerica is EarthLink's exclusive agent, then EarthLink shall give GoAmerica no less than one hundred twenty (120) days notice in order for GoAmerica to negotiate an appropriate arrangement with a third party.

               (v) EarthLink and GoAmerica agree that [**] and [**] platforms shall be considered to be interchangeable, except when specific products or coverage are not available or the specific platform is requested by a customer; provided GoAmerica may not directly or indirectly solicit or encourage, in any manner, a customer to request an alternate platform.

     2.2 Duties and Obligations of EarthLink. EarthLink will have the following duties and obligations:

          a. Market GoAmerica Service. EarthLink will market and promote certain GoAmerica Services, as determined by GoAmerica and set forth on Exhibit G, via its direct and indirect channels of distribution, including but not limited to, promotional opportunities such as trade shows, web site, print campaigns, public relations or other such activities as may be agreed upon by the parties.

          b. Payment. EarthLink will pay GoAmerica the bounties set forth in Exhibit A for each EarthLink Subscriber that becomes a Qualified Subscriber as a result of GoAmerica's sales and marketing efforts under this Agreement.

          c. Taxes. EarthLink is solely responsible for all taxes on bounties and other fees paid by GoAmerica to EarthLink under this Agreement, including all state and local use, sales, property (ad valorem) and similar taxes.

          d. Reports. EarthLink shall provide GoAmerica with written detailed report(s) setting forth the number of new EarthLink Subscribers and Qualified Subscribers for the preceding calendar month within forty five (45) days following the end of such calendar month. Notwithstanding the foregoing, if there are no Qualified Subscribers for any month, no written report will be issued to GoAmerica and no Bounty will be paid.

          e. Pricing Terms. GoAmerica acknowledges and agrees that the EarthLink Standard Access Fees for EarthLink are subject to change at any time. EarthLink will provide GoAmerica with [**] days prior written notice regarding any change in the EarthLink Standard Access Fees. The current EarthLink Standard Access Fees are set forth in Exhibit B.

          f. Go.Web Browser. EarthLink shall pay GoAmerica a monthly service fee for each end user of the EarthLink Branded Go.Web browser (as contemplated by one or more of the Related Agreements) as set forth in Section II on Exhibit C. EarthLink shall pay GoAmerica a monthly service fee for paying Go.Web subscribers sold by GoAmerica in conjunction with the EarthLink Services as set forth in Section I on Exhibit C.

          g. Payment Date. EarthLink will pay any amounts owed to GoAmerica hereunder, including bounties, service fees and any other fees, for an applicable calendar month within forty five (45) days following the end of such calendar month.


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

     2.3 Customer/Subscriber Information. GoAmerica agrees that any personally identifying information of any EarthLink Subscriber, including but not limited to name, address, email address or billing information will be used only for the purposes set forth in this Agreement. In no event shall either Party disclose, transfer, duplicate, reproduce, retain or use in any form all or any part of the other Party's customer information. Notwithstanding the foregoing, either Party, by mutual agreement, may use the other Party's mailing list to conduct a mail purge for the purpose of eliminating duplicate mailing names, provided this is done by an independent bonded service bureau.

     2.4 Maintenance of Records; Audit. Each Party will maintain proper books and records so as to allow for the verification of amounts paid or owed to the other Party. During the term of this Agreement and for a period of One Hundred Thirty Five (135) days thereafter, upon at least thirty (30) days prior written notice, either Party will have the right to audit and analyze the other Party's records as they relate to payments due to the Party hereunder and to ensure compliance with all payment terms of this Agreement for twelve (12) months prior to the date of the audit. Unless agreed to otherwise in writing by the Parties, such audit will be conducted during the usual business hours and at the place of business of the Party being audited. Each Party will have the right to audit the other Party's applicable and relevant records no more than once every twelve
(12) months. The audited books and records as well as the results of any such audit will be considered Confidential Information as set forth in this Agreement. The Party conducting the audit will bear the costs and expenses of the audit. In the event such an examination discloses that either party owes the other party an amount that is five percent (5%) or more than the fees actually paid for any six (6) month period, in addition to paying any additional amount which such audit may show is owed, the party that underpaid shall pay all costs reasonably incurred by the party conducting the audit in connection with the audit.

     2.5 Billing Options. Subscribers who sign-up for the EarthLink Service through GoAmerica's promotional efforts will be asked to pay for the EarthLink Service with a major credit card or by customer invoice. EarthLink will bill EarthLink Subscribers the EarthLink Standard Access Fee on a monthly basis in accordance with Exhibit B.

     2.6 No License Granted. Except as expressly granted herein, nothing in this Agreement shall be construed to constitute a grant by either Party of a license to any of the other Party's intellectual property rights, technical know-how, patent rights, copyrights, trademarks, tradenames, logos, product and proprietary identifiers or trade secrets, which are and shall remain the exclusive property of the respective Parties.

     2.7 EarthLink Service. EarthLink, in its sole discretion, reserves the right to accept, or reject, any potential EarthLink Subscriber. EarthLink shall notify GoAmerica before any rejection or termination of an EarthLink Subscriber who is a Go.Web subscriber and shall discuss alternate pricing and credit arrangements as reasonably requested by GoAmerica. Additionally, EarthLink and each EarthLink Subscriber shall have the right, at any time, to terminate the EarthLink Service provided to an EarthLink Subscriber in accordance with the terms and conditions of EarthLink's Internet Service Agreement and related policies.

     2.8 Right to Setoff. Either party (the "Offsetting Party") shall have the right to set off against payment due to the other party hereunder any amounts that the other party then owes to the Offsetting Party, including, without limitation, any amounts subject to an indemnifiable claim, whether arising out of this Agreement or any of the Related Agreements. Prior to exercising this right, the Offsetting Party, through a vice president or higher officer, shall first attempt, in good faith, to resolve the matter giving rise to setoff to the satisfaction of both parties with a vice president or higher officer of the other party, but is not obligated to do so for more than [**] business days after the offsetting Party notifies the other Party of its offset right.

3. COORDINATION AND TRANSITION.

     3.1 Upon the execution of this Agreement, GoAmerica and EarthLink shall respectively designate an employee of each of them to be responsible for communication and liaison with respect to this Agreement and concerning performance thereof.

     3.2 EarthLink shall, in its discretion, provide to GoAmerica information concerning the marketing, sale and delivery of EarthLink Services and sales materials employed by EarthLink with respect thereto. GoAmerica shall, in its discretion, provide EarthLink information concerning the marketing, sale and delivery of GoAmerica Services and such sales materials employed by GoAmerica with respect thereto.

     3.3 Upon [**] days prior written notice to GoAmerica, EarthLink may amend Exhibit A hereto for the purpose of adding or deleting products or services; provided however, EarthLink may delete products and services from Exhibit A upon no less than [**] days notice but as soon as practicable in the event EarthLink no longer has the right to sell such products and services. EarthLink also may delete from Exhibit A any product or service with respect to which EarthLink determines, in the reasonable discretion of EarthLink, that GoAmerica personnel are not sufficiently trained or otherwise qualified to properly market and sell such product or service. Notwithstanding anything herein to the contrary, EarthLink may at any time elect in its sole discretion to cease offering any product or service listed at any time in Exhibit A and the same shall be deemed deleted therefrom upon notice to GoAmerica hereunder of such discontinuance. Upon [**] days prior written notice to EarthLink, GoAmerica may amend Exhibit G hereto for the purpose of adding or deleting products or services; provided however, GoAmerica may delete products and services from Exhibit G upon no less than [**] days notice, but as soon as practicable, in the event GoAmerica no longer has the right to sell such products and services. GoAmerica also may delete from Exhibit G any product or service with respect to which GoAmerica determines, in the sole discretion of GoAmerica, that EarthLink personnel are not sufficiently trained or otherwise qualified to properly market and sell such product or service. Notwithstanding anything herein to the contrary, GoAmerica may at any time elect in its sole discretion to cease offering any product or service listed at any time in Exhibit G and the same shall be deemed deleted therefrom upon notice to EarthLink hereunder of such discontinuance.

4. RELATIONSHIP.

     4.1 All sales of EarthLink Services hereunder shall be made pursuant to agreements for service between EarthLink and EarthLink Subscribers. All EarthLink Subscribers are deemed to be customers of EarthLink only. All sales of GoAmerica Services hereunder shall be made pursuant to agreements between GoAmerica and its customers.

     4.2 GoAmerica shall act to secure sales by EarthLink hereunder and shall not be a customer of EarthLink nor purchase EarthLink Services for resale. All billings for purchases of EarthLink Services, Go.Web and other mutually agreed upon GoAmerica Services by EarthLink Subscribers hereunder will be made by EarthLink. EarthLink Subscribers and the users of the GoAmerica Services shall remit payment to EarthLink. Unless explicitly set forth as part of a payment or invoice, EarthLink shall apply all amounts received by EarthLink to amounts owed for EarthLink Services provided hereunder before applying to any amounts owed to GoAmerica prior to the Effective Date. EarthLink shall remit any amounts received by EarthLink that were paid or owed for GoAmerica Services to GoAmerica. GoAmerica shall remit any amounts received by GoAmerica that were paid or owed for EarthLink Services to EarthLink. All accounts receivables for EarthLink Services provided to EarthLink Subscribers are owned solely by EarthLink, specifically excluding any accounts owned by GoAmerica received by EarthLink. Nothing in this Agreement shall create any right or interest of GoAmerica in such accounts receivables.

     4.3 EarthLink shall act to secure sales by GoAmerica hereunder and shall not be a customer of GoAmerica nor purchase GoAmerica Services for resale. All accounts receivables for GoAmerica Services to GoAmerica Subscribers are owned solely by GoAmerica, specifically excluding any accounts owned by EarthLink received by GoAmerica. Notwithstanding the foregoing, in the event of a conversion of Browser Only Subscribers from GoAmerica to EarthLink upon a termination of this Agreement in accordance with Section 9.3 herein, all accounts receivable for services provided to such Browser Only Subscribers after the effective date of termination of this Agreement shall be owned by EarthLink.

5. LICENSES AND STANDARDS.

     5.1 Content License. To the extent a Party is providing the other Party with any of the providing Party's online content, the providing Party hereby grants to the other Party a non-exclusive license to use, reproduce, distribute, publicly perform, publicly display and digitally perform such providing Party's content on or in conjunction with the Setup Software and/or any other related promotional material provided such use is reasonably necessary to perform as contemplated by this Agreement.

     5.2 Content Ownership. Each Party retains all right, title and interest in and to all intellectual property rights embodied in or associated with its own content.

     5.3 Trademark License. (a) GoAmerica hereby grants to EarthLink, subject to the terms of this Agreement, a non-exclusive, nontransferable, non-sublicensable license to use the GoAmerica's Marks, throughout the Territory: (i) in links to or from the EarthLink Site, (ii) in conjunction with the Setup Software, and
(iii) in or on promotional material, provided such uses are reasonably necessary to perform as contemplated by this Agreement. (b) EarthLink hereby grants to GoAmerica, subject to the terms of this Agreement, a non-exclusive, non-transferable non-sublicensable, license to display and distribute the EarthLink Marks, throughout the Territory, in or on promotional material, provided such use is reasonably necessary to perform as contemplated by this Agreement. Each Party requires that each use of its Marks or the Marks of its licensors be in accordance with the identifiers listed in Exhibit D. Title to and ownership of the respective owner's Marks will remain with the owner. The license granted by the Mark holder does not include any ownership interest in its Mark or intellectual property and does not include the right to modify or alter in any way such Mark.

     5.4 Trademark Restrictions. The licensee of any Marks hereunder will not take any action inconsistent with the owner's ownership of the Marks and any benefits accruing from use of such Marks will automatically vest in the owner. Neither Party will create any combination Marks with the other Party's Marks. If a Party's use of the licensed Marks does not conform to licensing Party's quality standards in the licensing Party's commercially reasonable opinion, the licensing Party will, in writing, notify the other Party of such nonconformance. If the other Party does not cure such nonconformance within ten (10) days of such notice, the licensing Party may terminate the license granted to the other Party hereunder. If the other Party does not cure such nonconformance within thirty (30) days of such notice, the licensing Party may immediately terminate this Agreement upon written notice to the other Party.

     5.5 Promotional Material. Prior to the initial launch of any web pages or other Internet locations branded with the other Party's Marks including, but not limited to, the release of any marketing, advertising, press releases, or other Promotional Materials that references the other Party and/or the other Party's Marks, the releasing Party will submit a written request for approval to the other Party together with a copy of the Promotional Material to be released, which request will be made no less than ten (10) business days prior to the requested release date (the other Party will not unreasonably withhold or delay the granting of its approval thereof). Other than those representations contained in the Promotional Material, the releasing Party will make no representations regarding the other Party or the other Party Services. Neither releasing Party will not in any way modify the representations made by the other Party in the Promotional Materials.

     5.6 Setup Software. In the event that Parties agree that GoAmerica will be distributing Setup Software, EarthLink grants GoAmerica a non-exclusive license to distribute the Setup Software in accordance with the terms of this Agreement. All rights, title, and interest in or to, and ownership of, the Setup Software will remain at all times exclusively with EarthLink. GoAmerica will not, nor will it permit others to: (i) reproduce or otherwise make copies of any portion of the Setup Software, (ii) modify, reverse engineer, decompile, disassemble, or otherwise attempt to determine or attempt to obtain access to the source code or the internal design of the Setup Software, or (iii) create any derivative works based on the Setup Software. In the event that EarthLink creates customized disks, jackets, welcome kits, and envelopes as described herein, EarthLink will retain ownership of all of the intellectual property rights contained therein, specifically excluding GoAmerica's Marks, including without limitation the design and look and feel of such disks, jackets, welcome kits and envelopes. Each disk will have a unique registration number to track EarthLink Subscribers.


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

     5.7 Authorization to Act on Behalf of EarthLink. Other than those representations contained in Promotional Materials, GoAmerica shall make no representations regarding EarthLink or the EarthLink Service and shall not modify in any way the representations made by EarthLink in Promotional Materials. EarthLink alone shall have the right to approve and accept all orders for EarthLink Service solicited by GoAmerica, which approval and acceptance shall be at EarthLink's sole discretion. GoAmerica is expressly prohibited from binding EarthLink in any way.

     5.8 Limits. There are no implied licenses under this Agreement, and any rights not expressly granted to a licensee hereunder are reserved by the licensor or its suppliers. Neither Party will exceed the scope of the licenses granted hereunder.

6. REPRESENTATIONS AND WARRANTIES.

     6.1 EarthLink. EarthLink represents and warrants to GoAmerica that: (1) EarthLink has the power and authority to enter into and perform its obligations under this Agreement and (2) EarthLink has the full and exclusive right to grant or otherwise permit GoAmerica to use EarthLink's Marks and to distribute the Setup Software in accordance with the terms of this Agreement. If EarthLink's intellectual property rights included in the Setup Software are alleged or held to infringe the intellectual property rights of a third party, EarthLink will, at its own expense, and in its sole discretion, (i) procure for GoAmerica the right to continue to use the allegedly infringing intellectual property or (ii) replace or modify the intellectual property to make it non-infringing; provided, however, if neither option is possible or economically feasible and if the inability to use such intellectual property would cause a material breach of this Agreement (as determined by GoAmerica), GoAmerica will immediately stop distributing the Setup Software and may immediately terminate this Agreement upon written notice to EarthLink.

     6.2 GoAmerica. GoAmerica represents and warrants to EarthLink that: (1) GoAmerica has the power and authority to enter into and perform its obligations under this Agreement; (2) GoAmerica has the full and exclusive right to grant or otherwise permit EarthLink to use GoAmerica's Marks; and (3) that this Agreement does not conflict with any other agreements to which GoAmerica was, is now, or will become, obligated. If GoAmerica's intellectual property rights are alleged or held to infringe the intellectual property rights of a third party, GoAmerica will, at its own expense, and in its sole discretion, (i) procure for EarthLink the right to continue to use the allegedly infringing intellectual property, or
(ii) replace or modify the intellectual property to make it non-infringing; provided, however, if neither option is possible or economically feasible and if the inability to use such intellectual property would cause a material breach of this Agreement (as determined by EarthLink), EarthLink may immediately terminate this Agreement upon written notice to GoAmerica.

7. CONFIDENTIALITY. Each Party acknowledges that Confidential Information may be disclosed to the other Party during the course of this Agreement. Each Party agrees that it will take reasonable steps, which will include, at a minimum, the steps it takes to protect its own Confidential Information, to prevent the duplication or disclosure of Confidential Information, other than by or to its employees or agents who must have access to the Confidential Information to perform such Party's obligations hereunder, who will each agree to comply with the terms of this

Section. Each Party agrees that if it is required by law to disclose the other Party's Confidential Information, such disclosing Party must first give written notice of such required disclosure to the other Party and such other Party will have a reasonable opportunity to prevent or limit the third party disclosure. Each Party will protect the other Party's Confidential Information during the Term of this Agreement and for two (2) years after the termination or expiration of this Agreement.

8. LIMITATION OF LIABILITY; DISCLAIMER; INDEMNIFICATION.

     8.1 Limitation of Liability. In no event will either Party be liable to the other Party for any loss of profits, loss of business, loss of use or data, interruption of business, or for indirect, special, incidental, exemplary, multiple, punitive or consequential damages of any kind, whether based on contract, tort (including without limitation, negligence), warranty, guarantee or any other legal or equitable grounds, even if such Party has been advised of the possibility of such damages. In no event will either Party be liable to the other Party for any representation or warranty made to any end user or third party by the other Party. These limitations will survive and apply notwithstanding the validity of the limited remedies provided for in the agreement. The limitations set forth in this Section will not apply to the Parties' indemnification obligations set forth below and will not affect either Party's right to seek injunctive relief.

     8.2 Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN THE AGREEMENT, NEITHER PARTY MAKES, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES REGARDING THE EARTHLINK SERVICE OR OTHERWISE RELATING TO THIS AGREEMENT, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE.

     8.3 Indemnity. Each Party agrees to indemnify, and hold harmless the other Party and its officers, directors, employees, agents, successors and assigns from and against any and all losses, liabilities, damages, penalties and claims and all related costs and expenses (including, but not limited to, reasonable attorneys' fees) related to: (a) claims made by third parties against the indemnified Party alleging that the indemnifying Party's Marks or other intellectual property infringes the patents, copyrights, trademarks or service marks or other intellectual property rights of such third parties or (b) any misrepresentation, breach or default by of, or under, any of the representations, covenants, agreements or other provisions of this Agreement or any Related Agreement or document executed in connection herewith. Each Party agrees to promptly notify the indemnifying Party in writing of any indemnifiable claim. The indemnified Party will cooperate in all reasonable respects with the indemnifying Party and its attorneys in the investigation, trial, defense and settlement of such claim and any appeal arising there from. The indemnified Party may participate in such investigation, trial, defense and settlement of such claim and any appeal arising there from, through its attorneys or otherwise, at its own cost and expense. No settlement of a claim will be entered into without the consent of the indemnified Party, which consent will not be unreasonably withheld, unless the settlement includes an unconditional general release of the indemnified Party.

     8.4 Limitations on Indemnity. EarthLink will have no obligation hereunder for any claims, actions or demands that result from: (a) use of Setup Software in a combination that violates the rights of third parties or in a combination with materials or products not supplied by EarthLink; or (b) the modification of Setup Software by parties other than EarthLink.

9. TERM, RENEWAL AND TERMINATION.

     9.1 Term. The initial term of this Agreement will be two (2) years from the Effective Date of this Agreement ("Initial Term"). After the Initial Term, this Agreement will automatically renew (any such renewal date referred to herein as a "Renewal Date") for separate, consecutive one (1) year terms ("Renewal Term(s)") unless written notice of termination is given by EarthLink one hundred and eighty (180) days prior to the expiration of the Initial Term or any Renewal Term(s). The Initial Term and any Renewal Term(s), if any, will be referred to herein as the "Term".

     9.2 Termination. This Agreement shall terminate automatically and immediately upon the termination of the Acquisition Agreement. Except as may be contained otherwise herein, this Agreement may be terminated by the Parties as follows: (a) either Party may terminate this Agreement at any time in the event of a material breach by the other Party of this Agreement that remains uncured thirty (30) days after the breaching Party's receipt of written notice of the breach; (b) either Party may terminate this Agreement immediately if the other Party is unable to pay its debts as due, or enters into or files (or has filed or commenced against it) a petition, arrangement, action or other proceeding seeking relief or protection under the bankruptcy laws of the United States or similar laws of the United States or any state of the United States; (c) either Party may terminate this Agreement, at its option for convenience, upon one hundred and eighty (180) days written notice; and (d) EarthLink may terminate this Agreement immediately upon written notice upon the termination of any of the Related Agreements for an uncured material breach, including without limitation, any termination of any Related Agreements due to the occurrence of a Release Condition.

     9.3 Effects of Expiration or Termination.

          a. Upon expiration or termination of the Agreement, GoAmerica's license to use EarthLink's Marks will terminate and GoAmerica will cease distributing the Setup Software. Within a reasonable period after the expiration or termination of this Agreement for any reason, each Party will return to the other Party any and all documents or other media, excluding any Deliverables of Licensed Software, embodying any use of the other Party's Marks (including specifically, but not limited to, any copies of the Setup Software that have not been distributed at the time of expiration or termination). Upon the expiration or termination of this Agreement, all rights and obligations of the Parties under this Agreement will terminate, except the rights and obligations under Sections 2.1(c), 2.1(d), 2.1(e), 2.2(c), 2.2(g), 2.3, 2.4, 2.6, 2.7, 2.8, 4, 5,
7, 8, 9 and 10 herein will survive expiration or termination of the Agreement.

          b. In addition, upon any termination of this Agreement, EarthLink will continue to have bounty payment obligations under Section 2.2(b) with respect to EarthLink Subscribers who became EarthLink Subscribers before the effective date of termination but who become Qualified Subscribers after the effective date of termination (as evidenced by

EarthLink's records), but shall have no other payment obligations of any kind to GoAmerica arising after the effective date of termination.

          c. In the event of (i) a non-renewal of this Agreement by EarthLink under Section 9.1, (ii) termination of this Agreement by EarthLink for convenience under Section 9.2(c), (iii) termination of this Agreement by GoAmerica for uncured material breach under Section 9.2(a) or (iv) termination of this Agreement by GoAmerica for convenience under Section 9.2(c) at any time following the initial two (2) year term of this Agreement, EarthLink will work with GoAmerica for a period of one hundred eighty (180) days from the effective date of termination or expiration date of this Agreement, to provide for the transfer to GoAmerica (or its designee) any Browser Only Subscribers for which EarthLink has not paid a bounty. Notwithstanding the foregoing, Browser Only Subscribers for which EarthLink has paid a bounty shall be the exclusive customers of EarthLink for all purposes, including without limitation, the Go.Web browser services in accordance with EarthLink's license rights under the License Agreement, without any further payment obligations of any kind from EarthLink to GoAmerica.

          d. The Parties agree that upon any termination of this Agreement (i) by GoAmerica for convenience under Section 9.2(c) at any time prior to the expiration of the initial two (2) year term of this Agreement or (ii) by EarthLink in accordance with Section 9.2(a), 9.2(b) or 9.2(d), all of the Browser Only Subscribers for which EarthLink has not paid a bounty shall become exclusive customers of EarthLink for purposes of the Go.Web browser services in, without any further payment obligations of any kind from EarthLink to GoAmerica.

          e. In the event any Browser Only Subscribers become customers of EarthLink under this Section 9.3, GoAmerica agrees to work with EarthLink to support and to take any steps necessary to effectuate any necessary conversion of the customer relationship from GoAmerica to EarthLink, including without limitation, assigning any customer agreements to EarthLink.

10. GENERAL PROVISIONS.

     10.1 Entire Agreement. This Agreement, any exhibits attached hereto and each of the other Related Agreements, constitute the entire understanding and agreement with respect to the subject matter hereof and thereof, and supersede any and all prior understandings and agreements, whether oral or written, between the parties relating to the subject matter hereof and thereof, all of which are merged in this Agreement and the other Related Agreements. The Agreement shall not be revised, amended, or in any way modified except in writing executed by both parties.

     10.2 Waivers. The waiver by any party of any of its rights or breaches of the other party under this Agreement in a particular instance shall not be construed as a waiver of the same or different rights or breaches in subsequent instances. All remedies, rights, undertakings and obligations hereunder shall be cumulative and none shall operate as a limitation of any other remedy, right, undertaking or obligation thereof. No failure or delay by any party in exercising any right, power or privilege hereunder (and no course of dealing between or among any of the parties) shall operate as a waiver of any such right, power or privilege.

     10.3 Expenses. Each of the parties shall bear all costs, charges and expenses incurred by such party in connection with this Agreement and the consummation of the transactions contemplated herein, except as expressly provided for in this Agreement.

     10.4 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of GoAmerica and EarthLink and each of their respective heirs, representatives, successors, and permitted assigns, in accordance with the terms hereof. This Agreement shall not be assignable by GoAmerica without the prior written consent of EarthLink. This Agreement shall be assignable by EarthLink to any of its affiliates without the prior written consent of GoAmerica.

     10.5 Governing Law. The laws of Delaware shall govern this Agreement without giving effect to applicable conflict of laws provisions. The federal and state courts located in Atlanta, Georgia alone have jurisdiction over all disputes brought by GoAmerica arising out of or related to this Agreement. GoAmerica consents to the personal jurisdiction of such courts sitting in Georgia with respect to such matters, and waives GoAmerica's rights to removal or consent to removal. The federal and state courts located in Newark, New Jersey alone have jurisdiction over all disputes brought by EarthLink arising out of or related to this Agreement. EarthLink consents to the personal jurisdiction of such courts sitting in New Jersey with respect to such matters, and waives EarthLink's rights to removal or consent to removal. In the event any litigation or other proceeding is brought by either party in connection with this Agreement, the prevailing party in such litigation or other proceeding shall be entitled to recover from the other party all costs, reasonable attorneys' fees and other reasonable expenses incurred by such prevailing party in such litigation.

     10.6 Severability of Provisions. In the event that any provision of this Agreement is found to be invalid or unenforceable pursuant to judicial decree or decision, the remainder of this Agreement shall remain valid and enforceable according to its terms.

     10.7 Notices. All notices or other communications hereunder shall be in writing and shall be delivered by hand, facsimile or sent, postage prepaid, by registered or certified mail or reputable overnight courier service and shall be deemed given when so delivered by hand or facsimile, or, if mailed, five days after mailing (one business day in the case of overnight courier) addressed to the intended recipient as set forth below:

     If to GoAmerica:  Aaron Dobrinsky
                       Chairman and CEO
                       GoAmerica, Inc.
                       433 Hackensack Avenue
                       Hackensack, NJ  07601
                       Fax:  201-527-1772

     with a copy to:   GoAmerica, Inc.
                       ATTN:  General Counsel
                       433 Hackensack Avenue
                       Hackensack, NJ  07601
                       Fax:  201-527-1081

     If to EarthLink:  Brent Cobb
                       Vice President
                       EarthLink, Inc.
                       1375 Peachtree Street
                       Atlanta, GA  30309
                       Fax:  404-287-4905

     with copies to:   EarthLink, Inc.
                       1375 Peachtree Street
                       Atlanta, GA 30309
                       Attn: Legal Department
                       Fax:  404-287-4905

                       Hunton & Williams
                       600 Peachtree Street, NE
                       Suite 4100
                       Atlanta, GA  30308
                       Attn:  W. Tinley Anderson, III
                       Fax:  404-888-4190

     10.8 No Third Party Benefits. EarthLink and GoAmerica acknowledge, agree and intend that this Agreement was entered into solely for the respective benefit of each of them and their respective successors and assigns and nothing herein shall be construed as giving any person, firm, corporation or other entity (including, without limitation on the foregoing, any customer), other than the parties hereto and their respective successors and assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof.

     The Parties hereto have executed this Agreement as of the Effective Date.

EARTHLINK, INC.                                 GOAMERICA, INC.

By:  /s/Brent  Cobb                     By:    /s/Aaron Dobrinsky
    ------------------------------          ---------------------------

Print: Brent Cobb                           Print: Aaron Dobrinsky
le: Vice President                          Title: CEO

Date: September 25, 2002                Date: September 25, 2002

                                        GOAMERICA COMMUNICATIONS CORP.

                                        By:    /s/Aaron Dobrinsky
                                            ---------------------------
                                        Print: Aaron Dobrinsky
                                        Title: CEO

                                        Date: September 25, 2002


          [Signature Page to EarthLink-GoAmerica Sales Agent Agreement]

                                    EXHIBIT A

                                  Payment Terms

I. Qualified Subscriber Bounty. EarthLink will pay GoAmerica the following one-time bounty for each Qualified Subscriber (as defined in the Agreement):

-----------------------------------------------------------------------------------------------
      Device                  Network                     ARPU                  Bounty
-----------------------------------------------------------------------------------------------
[**]                [**]                                          $[**]                  $[**]
-----------------------------------------------------------------------------------------------
[**]                [**]                                          $[**]                  $[**]
-----------------------------------------------------------------------------------------------
[**}                [**]                                          $[**]                  $[**]
-----------------------------------------------------------------------------------------------
[**]                [**]                                          $[**]                  $[**]
-----------------------------------------------------------------------------------------------
[**]                [**]                                          $[**]                  $[**]
-----------------------------------------------------------------------------------------------
[**]                [**]                                          $[**]                  $[**]
-----------------------------------------------------------------------------------------------
[**]                [**]                                          $[**]                  $[**]
-----------------------------------------------------------------------------------------------
[**]                [**]                                          $[**]                  $[**]
-----------------------------------------------------------------------------------------------
[**]                [**]                                          $[**]                  $[**]
-----------------------------------------------------------------------------------------------
[**]                [**]                                          $[**]                  $[**]
-----------------------------------------------------------------------------------------------
[**]                [**]                                          $[**]                  $[**]
-----------------------------------------------------------------------------------------------
[**]                [**]                                          $[**]                  $[**]
-----------------------------------------------------------------------------------------------

Note: Voice products will be addressed in an addendum.

     II. Software Bounty. EarthLink will pay GoAmerica the following one-time bounty for any software GoAmerica sells on behalf of EarthLink:

-----------------------------------------------------------------------------
                  Software                                Bounty
-----------------------------------------------------------------------------
[**]                                                      $[**]
-----------------------------------------------------------------------------
[**]                                                 $[**]/yr/server
-----------------------------------------------------------------------------
[**]                                                  $[**]/10 pack
-----------------------------------------------------------------------------
[**]                                                 $[**]/yr/10 pack
-----------------------------------------------------------------------------

III. Non-Wireless Services Bounty. EarthLink will pay GoAmerica the following one-time bounty for each Qualified Subscriber (as defined in the Agreement):

----------------------------------------------------------------------------------------------------------------------
    EARTHLINK SERVICE                  PLAN                       MONTHLY FEE                       BOUNTY
----------------------------------------------------------------------------------------------------------------------
         Dial-up            Unlimited Dial-up Monthly                $[**]                          $[**]
----------------------------------------------------------------------------------------------------------------------
           DSL                    EarthLink DSL                      $[**]                          $[**]
----------------------------------------------------------------------------------------------------------------------
           DSL              EarthLink Biz DSL 144 Kbps               $[**]                          $[**]
                                       IDSL
----------------------------------------------------------------------------------------------------------------------
           DSL              EarthLink Biz DSL 192 Kbps               $[**]                          $[**]
                                       SDSL
----------------------------------------------------------------------------------------------------------------------
           DSL              EarthLink Biz DSL 384 Kbps               $[**]                          $[**]
                                       SDSL
----------------------------------------------------------------------------------------------------------------------
           DSL              EarthLink Biz DSL 768 Kbps               $[**]                          $[**]
                                       SDSL
----------------------------------------------------------------------------------------------------------------------
           DSL              EarthLink Biz DSL 1.1 Mbps               $[**]                          $[**]
                                       SDSL
----------------------------------------------------------------------------------------------------------------------
           DSL                      EarthLink                        $[**]                          $[**]
                                   Biz DSL 1.5
                                    Mbps SDSL
----------------------------------------------------------------------------------------------------------------------
        Satellite                 Direcway Dish                      $[**]                          $[**]
----------------------------------------------------------------------------------------------------------------------
        Satellite                 DirecDuo Dish                      $[**]                          $[**]
----------------------------------------------------------------------------------------------------------------------
          Cable                    Time Warner                       $[**]                          $[**]
----------------------------------------------------------------------------------------------------------------------
       Web Hosting                 Startersite                       $[**]                          $[**]
----------------------------------------------------------------------------------------------------------------------
       Web Hosting                   Prosite                         $[**]                          $[**]
----------------------------------------------------------------------------------------------------------------------
       Web Hosting                 Premiumsite                       $[**]                          $[**]
----------------------------------------------------------------------------------------------------------------------
       Web Hosting                    Store                          $[**]                          $[**]
----------------------------------------------------------------------------------------------------------------------
       Web Hosting                  SuperStore                       $[**]                          $[**]
----------------------------------------------------------------------------------------------------------------------
       Web Hosting                  SuperStore                       $[**]                          $[**]
                                    Unlimited
----------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT B

               EarthLink Services; EarthLink Standard Access Fees

I. EarthLink Services. The products and services of EarthLink for which GoAmerica may market, promote and solicit sales are:

                                             EarthLink Standard Access Fees(1)
---------------------------------------------------------------------------------------------------------------------------
EARTHLINK SERVICE       PLAN        MONTHLY FEE      PROMOTIONAL       INSTALLATION      EQUIPMENT FEE    TERMINATION FEE
                                                       PERIOD               FEE
---------------------------------------------------------------------------------------------------------------------------
     Dial-up         Unlimited         $[**]            [**]               [**]              [**]              [**]
                      Dial-up
                      Monthly
---------------------------------------------------------------------------------------------------------------------------
       DSL         EarthLink DSL       $[**]            [**]               [**]              [**]              $[**]
---------------------------------------------------------------------------------------------------------------------------
       DSL         EarthLink Biz       $[**]            [**]               $[**]             $[**]             $[**]
                    DSL 144 Kbps
                        IDSL
---------------------------------------------------------------------------------------------------------------------------
       DSL         EarthLink Biz       $[**]            [**]               $[**]             $[**]             $[**]
                    DSL 192 Kbps
                        SDSL
---------------------------------------------------------------------------------------------------------------------------
       DSL         EarthLink Biz       $[**]            [**]               $[**]             $[**]             $[**]
                    DSL 384 Kbps
                        SDSL
---------------------------------------------------------------------------------------------------------------------------
       DSL         EarthLink Biz       $[**]            [**]               $[**]             $[**]             $[**]
                    DSL 768 Kbps
                        SDSL
---------------------------------------------------------------------------------------------------------------------------
       DSL         EarthLink Biz       $[**]            [**]               $[**]             $[**]             $[**]
                    DSL 1.1 Mbps
                        SDSL
---------------------------------------------------------------------------------------------------------------------------
       DSL           EarthLink         $[**]            [**]               $[**]             $[**]             $[**]
                    Biz DSL 1.5
                     Mbps SDSL
---------------------------------------------------------------------------------------------------------------------------
    Satellite      Direcway Dish       $[**]            [**]               $[**]             $[**]             $[**]
---------------------------------------------------------------------------------------------------------------------------
    Satellite      DirecDuo Dish       $[**]            [**]               $[**]             $[**]             $[**]
---------------------------------------------------------------------------------------------------------------------------
      Cable         Time Warner        $[**]            [**]               [**]              [**]              [**]
---------------------------------------------------------------------------------------------------------------------------


--------
(1) Prices and fees [**] listed above.

                                          EarthLink Standard Web Hosting Fees(2)

----------------------------------------------------------------------------------------------------------------------------
EARTHLINK SERVICE      PLAN       MONTHLY FEE     PROMOTIONAL           SETUP           EQUIPMENT FEE      TERMINATION FEE
                                                     PERIOD               FEE
----------------------------------------------------------------------------------------------------------------------------
   Web Hosting      Startersite      $[**]            [**]              $[**]                [**]               [**]
----------------------------------------------------------------------------------------------------------------------------
   Web Hosting        Prosite        $[**]            [**]              $[**]                [**]               [**]
----------------------------------------------------------------------------------------------------------------------------
   Web Hosting      Premiumsite      $[**]            [**]              $[**]                [**]               [**]
----------------------------------------------------------------------------------------------------------------------------
   Web Hosting       Store(3)        $[**]            [**]              $[**]                [**]               [**]
----------------------------------------------------------------------------------------------------------------------------
   Web Hosting      SuperStore       $[**]            [**]              $[**]                [**]               [**]
----------------------------------------------------------------------------------------------------------------------------
   Web Hosting      SuperStore       $[**]            [**]              $[**]                [**]               [**]
                     Unlimited
----------------------------------------------------------------------------------------------------------------------------

II. EarthLink Standard Access Fees. EarthLink's Standard Access Fees as of the Effective Date are set forth in the following chart:

--------------------------------------------------------------------------
         Device                   Service          Recurring Maintenance
                                                            fee
--------------------------------------------------------------------------
[**]                       [**]                                     $[**]
--------------------------------------------------------------------------
[**]                       [**]                                     $[**]
--------------------------------------------------------------------------
[**]                       [**]                                     $[**]
--------------------------------------------------------------------------
[**]                       [**]                                     $[**]
--------------------------------------------------------------------------
[**]                       [**]                                     $[**]
--------------------------------------------------------------------------
[**]                       [**]                                     $[**]
--------------------------------------------------------------------------
[**]                       [**]                                     $[**]
--------------------------------------------------------------------------

Note: Voice pricing will be addressed in an addendum.


--------
(2) Prices and fees [**] listed above.
(3) [**].

                                    EXHIBIT C

                             EarthLink Payment Terms

I. Service Fees. EarthLink shall pay GoAmerica a monthly service fee for each Qualified Subscriber according to the schedule below.

     a. In accordance with Section 2.2.3 of the Acquisition Agreement, GoAmerica shall transfer all current Browser Only Subscribers to EarthLink for purposes of EarthLink providing wireless access, billing, customer support and certain technical support. During the term of this Agreement, EarthLink shall pay the monthly service fee set forth in the following schedule for any Browser Only Subscribers who are transferred to EarthLink:

-----------------------------------------------------------------------------------------------
        Version                  Network                 ARPU                Service Fee
-----------------------------------------------------------------------------------------------
         Go.Web                 [**]                             $[**]                   $[**]
-----------------------------------------------------------------------------------------------
         Go.Web                 [**]                             $[**]                   $[**]
-----------------------------------------------------------------------------------------------
         Go.Web                 [**]                             $[**]                   $[**]
-----------------------------------------------------------------------------------------------
         Go.Web                 [**]                             $[**]                   $[**]
-----------------------------------------------------------------------------------------------
         Go.Web                 [**]                             $[**]                   $[**]
-----------------------------------------------------------------------------------------------
         Go.Web                 [**]                             $[**]                   $[**]
-----------------------------------------------------------------------------------------------
         Go.Web                 [**]                             $[**]                   $[**]
-----------------------------------------------------------------------------------------------
         Go.Web                 [**]                             $[**]                   $[**]
-----------------------------------------------------------------------------------------------

     b. During the term of this Agreement, EarthLink shall pay the monthly service fee set forth in the following schedule applies for all Browser Only Subscribers that GoAmerica acquires through its sales and marketing efforts with EarthLink as the billing party:

-----------------------------------------------------------------------------------------------
        Version                  Network                 ARPU                Service Fee
-----------------------------------------------------------------------------------------------
         Go.Web                 [**]                             $[**]                   $[**]
-----------------------------------------------------------------------------------------------
         Go.Web                 [**]                             $[**]                   $[**]
-----------------------------------------------------------------------------------------------
         Go.Web                 [**]                             $[**]                   $[**]
-----------------------------------------------------------------------------------------------
         Go.Web                 [**]                             $[**]                   $[**]
-----------------------------------------------------------------------------------------------
         Go.Web                 [**]                             $[**]                   $[**]
-----------------------------------------------------------------------------------------------
         Go.Web                 [**]                             $[**]                   $[**]
-----------------------------------------------------------------------------------------------
         Go.Web                 [**]                             $[**]                   $[**]
-----------------------------------------------------------------------------------------------
         Go.Web                 [**]                             $[**]                   $[**]
-----------------------------------------------------------------------------------------------

II. EarthLink Branded Browser. During the term of this Agreement EarthLink shall pay GoAmerica a monthly service fee of [**]$[**] per user per month for an EarthLink Branded Go.Web browser sold by EarthLink on all platforms irrespective of EarthLink's charges to Subscribers. EarthLink will use commercially reasonable efforts to work with GoAmerica regarding bundling of each Party's products to maximize the value of each party's products in the marketplace.

                                    EXHIBIT D

                                      Marks

I.   EarthLink Marks.

     NOTE: THIS SECTION I OF EXHIBIT D MAY BE AMENDED FROM TIME TO TIME AS REQUIRED BY EARTHLINK AND ALL SUCH AMENDMENTS WILL BE INCORPORATED HEREIN.

     Trademarks, trade names, logos and other product and proprietary identifiers.

     EarthLink(R)
     EarthLink 5.0(TM)
     EarthLink DSL(TM)
     EarthLink Biz DSL(TM)
     EarthLink Personal Start Page (SM)
     EarthLink TotalAccess2003 (TM)

     EarthLink(R) is a registered trademark of EarthLink, Inc. EarthLink
        5.0(TM) is a trademark of EarthLink, Inc.
     EarthLink DSL(TM) is a trademark of EarthLink, Inc.
     EarthLink Biz DSL(TM) is a trademark of EarthLink, Inc. EarthLink Personal Start Page (SM) is a service mark of EarthLink, Inc. EarthLink TotalAccess2003 (TM) is a trademark of EarthLink, Inc.

II.      GoAmerica Marks.

     NOTE: THIS SECTION II OF EXHIBIT D MAY BE AMENDED FROM TIME TO TIME AS REQUIRED BY GOAMERICA AND ALL SUCH AMENDMENTS WILL BE INCORPORATED HEREIN.

     GoAmerica(R) is a registered trademark of GoAmerica, Inc.
     Go.Web(R) is a registered trademark of GoAmerica, Inc. Go.Web OnPrem (SM) is a registered service mark of GoAmerica, Inc. Mobile Office(R) is a registered trademark of GoAmerica, Inc.

     Unregistered marks of GoAmerica, Inc. used in the U.S.:

     MobileClips(TM)
     QueueManager(TM)
     Document Manager(TM)
     Document Manager OnPrem(TM)

                                    EXHIBIT E

                         EarthLink Fulfillment Services

GoAmerica shall pay the following fulfillment/shipping charges for sample accounts and customer shipments requested by GoAmerica:

 IT development services-one time fee

 Open Orders systems setup.......................................      $[**]
------------------------------------------------------------------------------------------------------------
 Web based reporting setup ......................................       [**]
------------------------------------------------------------------------------------------------------------
 Data transmission (Push / Pull /Activation File Development)....      $[**]- $[**] est.
============================================================================================================

 Project management/Implementation services- one time fee
 Project design and management...................................      $[**]
------------------------------------------------------------------------------------------------------------

 Inventory receipt, storage and management - For Unique Go America units

 Receipt of material into CNX, including standard inspection, entry into Open Orders and prepare for
 stocking  (single SKU's per skid only) .........................      $[**]               per skid
------------------------------------------------------------------------------------------------------------
 Receipt of material shipped with multiple SKU's  ...............      $[**]                per box
------------------------------------------------------------------------------------------------------------
 Scanning of barcode.............................................      $[**]               per unit
------------------------------------------------------------------------------------------------------------
 Per receipt session ............................................      $**]          minimum charge
------------------------------------------------------------------------------------------------------------
 Once a year physical count......................................      $[**]               per hour
------------------------------------------------------------------------------------------------------------
 Storage of items in bulk skid positions ........................      $[**]      per skid position
------------------------------------------------------------------------------------------------------------
 Storage of items in caged storage ..............................      $[**]      per skid position
------------------------------------------------------------------------------------------------------------
 Prepare and return to suppler, ORM., vendor.....................      $[**]               per hour
------------------------------------------------------------------------------------------------------------
 Stock destruction...............................................      $[**]               per hour
------------------------------------------------------------------------------------------------------------
 Miscellaneous standard warehouse labor charge...................      $[**]               per hour
============================================================================================================

 "Flashing" of memory for modems
------------------------------------------------------------------------------------------------------------
 Flashing of memory for Handspring  modems (Unpack unit,  place in cradle,  install s/w (? min),  pack unit,
 apply new labels if needed). ...................................    $[**] per hour
============================================================================================================
 Note: Any additional kitting and assembly will be charged at the standard kitting and assembly fee noted
 below.
============================================================================================================

 Order fulfillment- Direct to Consumer

 Order processing generate pick list and related label, assemble order,
 and ship, excluding freight ....................................      $[**]              per order
------------------------------------------------------------------------------------------------------------
 Pick, pack, and single outbound scan of serialized items .......      $[**]               per unit
------------------------------------------------------------------------------------------------------------


                                       23

 Order fulfillment- Misc.

 Authorize and process credit card payments .....................      $[**]        per transaction
------------------------------------------------------------------------------------------------------------
 Expedite order processing.......................................      $[**]              per order
------------------------------------------------------------------------------------------------------------
 Return processing...............................................      $[**]             per return
------------------------------------------------------------------------------------------------------------
 Additional item return processing...............................      $[**]               per item
------------------------------------------------------------------------------------------------------------
 Exchange orders processed from returns not sent by CNX..........      $[**]              per order
------------------------------------------------------------------------------------------------------------
 Manual order entry..............................................      $[**]              per order
------------------------------------------------------------------------------------------------------------
 Creation of call tag............................................      $[**]              per order
------------------------------------------------------------------------------------------------------------
 Kitting and assembly............................................      $[**]      per kit component
------------------------------------------------------------------------------------------------------------
 Minimum charge per kitting/assembly session ....................      $[**]            per session
------------------------------------------------------------------------------------------------------------
 Packing materials and supplies .................................      [**]%
------------------------------------------------------------------------------------------------------------
 *Freight costs..................................................      [**]% Vendor Management Fee
------------------------------------------------------------------------------------------------------------
 Fax handling (Inbound/outbound).................................      $[**]               per page
============================================================================================================
 Email notifications                                      $[**] up to [**] per month
                                                          $[**] between [**] and [**] per month
                                                          $[**] over [**] per month

============================================================================================================

*Freight Cost will vary on fuel surcharges per UPS.

                                    EXHIBIT F

                                  One-Time Fees

One Time Fees. GoAmerica will pay EarthLink the following One Time Fees for any hardware provided to GoAmerica by EarthLink.

-----------------------------------------------------------------------------
                  Hardware                              GOAM Price
-----------------------------------------------------------------------------
[**]                                                      $[**]
-----------------------------------------------------------------------------
[**]                                                      $[**]
-----------------------------------------------------------------------------
[**]                                                      $[**]
-----------------------------------------------------------------------------
[**]                                                      $[**]
-----------------------------------------------------------------------------
[**]                                                      $[**]
-----------------------------------------------------------------------------
[**]                                                      $[**]
-----------------------------------------------------------------------------
[**]                                                      $[**]
-----------------------------------------------------------------------------
[**]                                                 $[**]/yr/server
-----------------------------------------------------------------------------
[**]                                                  $[**]/10 pack
-----------------------------------------------------------------------------
[**]                                                 $[**]/yr/10 pack
-----------------------------------------------------------------------------
[**]                                                      $[**]
-----------------------------------------------------------------------------
[**]                                                      $[**]
-----------------------------------------------------------------------------
[**]                                                      $[**]
-----------------------------------------------------------------------------
[**]                                                      $[**]
-----------------------------------------------------------------------------
[**]                                                      $[**]
-----------------------------------------------------------------------------
[**]                                                      $[**]
-----------------------------------------------------------------------------
[**]                                                      $[**]
-----------------------------------------------------------------------------
[**]                                                      $[**]
-----------------------------------------------------------------------------
[**]                                                      $[**]
-----------------------------------------------------------------------------
[**]                                                      $[**]
-----------------------------------------------------------------------------
[**]                                                      $[**]
-----------------------------------------------------------------------------

                                    EXHIBIT G

                               GoAmerica Services

I. GoAmerica Services/Bounties. The products and services of GoAmerica for which EarthLink will market, promote and solicit sales and the bounties that GoAmerica will pay EarthLink are set forth in the following chart:

     ------------------------------------------------------------------------------------------------------------
                           Product                             Retail Price                        Bounty
     ------------------------------------------------------------------------------------------------------------
  |-
  |   Document Manager OnPrem
  |                                                    Initial 20 User Pack License: $[**]         $[**]
  |        -   Consists of File Manager
  |            and Attachment                    ----------------------------------------------------------------
  |            Companion individual                                       Additional Seats     $[**] per seat
  |            components                                             [**]: $[**] per seat
  |                                                                   [**]: $[**] per seat
  |                                                                   [**]: $[**] per seat
     ============================================================================================================
  S
  O                                                    Initial 20 User Pack License: $[**]         $[**]
  F   Attachment Companion
  T                                              ----------------------------------------------------------------
  W        -   Individual component of                                    Additional Seats     $[**] per seat
  A            Document Manager OnPrem                                [**]: $[**] per seat
  R            that can be sold separately                            [**]: $[**] per seat
  E                                                                   [**]: $[**] per seat
                                                                     [**]+: $[**] per seat
  |  ============================================================================================================
  |
  |                                                    Initial 20 User Pack License: $[**]         $[**]
  |   File Companion
  |                                              ----------------------------------------------------------------
  |        -   Individual component of                                    Additional Seats     $[**] per seat
  |            Document Manager OnPrem that                           [**]: $[**] per seat
  |            can be sold separately                                 [**]: $[**] per seat
  |                                                                   [**]: $[**] per seat
  |                                                                  [**]+: $[**] per seat
  |- ============================================================================================================
A |-
S     Attachment Reader Basic                                     $[**] per user per month          [**]
P  S  (Monthly hosted service)
   E ------------------------------------------------------------------------------------------------------------
H  R
O  V  Document  Manager,  a.k.a  Mobile
S  I  Office Package A                                            $[**] per user per month          [**]
T |C
E |E  (Monthly hosted service - includes
D |   Attachment Reader Basic)
  |  ------------------------------------------------------------------------------------------------------------
  |
  |   Mobile Office Package B                                     $[**] per user per month          [**]
  |-
      (Monthly hosted service)
     ------------------------------------------------------------------------------------------------------------

      Mobile Office Package C                                     $[**] per user per month          [**]

      (Monthly hosted service)
     ============================================================================================================


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